Contact:  Kim Pulliam
          Investor Relations
          (817) 302-7009


                       AMERICREDIT CORP. REPORTS RECORD
                        FIRST QUARTER OPERATING RESULTS

                -  1st Quarter Earnings Per Share Up 46% to $0.51
                -  1st Quarter Net Income Up 67% to $42.3 Million
                -  Managed Portfolio Up 57% Over September 1999
                -  Annualized Charge-Off Rate Declines to 3.7%

FORT WORTH, TEXAS October 11, 2000 - AMERICREDIT CORP. (NYSE: ACF) today announced record net income of $42,273,000, or $0.51 per share, for its first fiscal quarter ended September 30, 2000, versus earnings of $25,324,000, or $0.35 per share for the same period a year earlier. On a comparative basis, net income increased 67% and earnings per share rose 46%.

Automobile loan purchases were a record $1,406,753,000 for the first quarter of fiscal 2001, an increase of 36% over loan purchases of $1,031,837,000 for the first quarter of fiscal 2000. AmeriCredit's managed auto receivables totaled $7,448,553,000 at September 30, 2000, an increase of 57% since September 30, 1999. The Company had 198 branch locations in 41 states and Canada at September 30, 2000.

Annualized net charge-offs decreased to 3.7% of average managed auto receivables for the first quarter ended September 30, 2000, down from 4.3% for the first quarter of fiscal 2000. This marks the Company's 18th consecutive quarter of stable or declining charge-off levels.

Managed auto receivables more than sixty days delinquent were 2.4% of total managed auto receivables at September 30, 2000, compared to 2.3% at September 30, 1999.
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                                       2







REGULATION FD
-------------

AmeriCredit provides information to investors on its Web site at www.americredit.com including press releases, conference calls, SEC filings, and other financial data.

From time to time, management makes presentations to the investment community. In response to the new SEC Regulation FD, AmeriCredit now posts all such presentations on its Web site.

Also pursuant to Regulation FD, the Company will provide its expectations regarding future business trends to the public via a press release or 8-K filing. Based on current business trends:

 . The Company projects it will originate $1.2 to $1.3 billion in auto loans during its second fiscal quarter ending December 31, 2000, and $5.5 to $5.9 billion in auto loans during its fiscal year ending June 30, 2001.

 . Earnings per share are projected in a range of $0.52 to $0.54 for the quarter ending December 31, 2000 and $2.14 to $2.18 for the fiscal year ending June 30, 2001.

 . Pro forma "portfolio-based" earnings per share are projected in a range between $0.61 to $0.63 for the quarter ending December 31, 2000 and $2.48 to $2.54 for the fiscal year ending June 30, 2001.

AmeriCredit will host a conference call for analysts and investors at 9:00 A.M. Eastern Time on Thursday, October 12, 2000. For a live Internet broadcast of this conference call, please go to the Company's Web site to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call.

AmeriCredit is the largest independent middle market automobile finance company in North America specializing in purchasing and servicing automobile loans. AmeriCredit maintains a Web site at www.americredit.com that contains further information on the Company.

Except for the historical information contained herein, the matters discussed in this news release include forward-looking statements that involve risks and uncertainties detailed from time to time in the Company's filings and reports with the Securities and Exchange Commission including the Company's annual report on Form 10-K for the period ended June 30, 2000. Such risks include - but are not limited to - fluctuating interest rates, increased competition, regulatory changes, tightening labor markets, reliance on capital markets and adverse portfolio performance. These forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to Company management. Actual events or results may differ materially.



AmeriCredit Corp.
Consolidated Income Statements
(Unaudited, Dollars in Thousands, Except Per Share Amounts)
                                                                                       Three Months Ended
                                                                                          September 30,
                                                                             -------------------------------------
                                                                                    2000                 1999
                                                                             ----------------     ----------------
Revenue:
     Finance charge income                                                        $    45,400          $    27,536
     Gain on sale of receivables                                                       61,586               48,928
     Servicing fee income                                                              59,270               34,787
     Other income                                                                       3,085                1,368
                                                                             ----------------     ----------------
                                                                                      169,341              112,619
                                                                             ----------------     ----------------
Costs and expenses:
     Operating expenses                                                                67,294               53,678
     Provision for losses                                                               6,054                3,487
     Interest expense                                                                  27,256               14,276
                                                                             ----------------     ----------------
                                                                                      100,604               71,441
                                                                             ----------------     ----------------

Income before income taxes                                                             68,737               41,178

Income tax provision                                                                   26,464               15,854
                                                                             ----------------     ----------------

     Net income                                                                   $    42,273          $    25,324
                                                                             ================     ================


Earnings per share:
     Basic                                                                              $0.55                $0.38
                                                                             ================     ================
     Diluted                                                                            $0.51                $0.35
                                                                             ================     ================

Weighted average shares                                                            77,253,522           67,503,547
                                                                             ================     ================

Weighted average shares and
     assumed incremental shares                                                    83,358,230           71,678,349
                                                                             ================     ================

Condensed Consolidated Balance Sheets
(Unaudited, Dollars in Thousands)
                                                                 September 30,                      June 30,          September 30,
                                                                      2000                           2000                1999
                                                               ---------------                    ----------          ------------
Cash and cash equivalents                                       $   128,897                         $ 42,916          $    24,013
Finance receivables, net                                          1,057,408                          871,511              606,355
Interest-only receivables from Trusts                               230,624                          229,059              214,233
Investments in Trust receivables                                    390,912                          341,707              234,725
Restricted cash                                                     284,976                          253,852              128,574
Other assets                                                        154,222                          123,224              115,605
                                                                 ----------                       ----------          -----------
                             Total assets                       $ 2,247,039                       $1,862,269          $ 1,323,505
                                                                ===========                       ==========          ===========

Borrowings under warehouse lines                                $   766,195                         $487,700          $   181,561
Senior notes                                                        375,000                          375,000              375,000
Other notes payable                                                  95,726                           86,297               23,355
Other liabilities                                                   249,129                          224,693              196,251
                                                                -----------                       ----------          -----------
                             Total liabilities                    1,486,050                        1,173,690              776,167

Shareholders' equity                                                760,989                          688,579              547,338
                                                                -----------                       ----------          -----------

                             Total liabilities and
                                  shareholders' equity          $ 2,247,039                       $1,862,269          $ 1,323,505
                                                                ===========                       ==========          ===========

Cash Flows From Operating  Activities:
(Unaudited, Dollars in Thousands)

                                                                                            Three Months Ended
                                                                                              September 30,
                                                                                 --------------------------------------
                                                                                      2000                   1999
                                                                                 ---------------           ------------
Cash revenue
    Finance charge income                                                              $  45,400               $ 27,536
    Cash gain on sale                                                                     12,150                  3,600
    Servicing fee income                                                                  39,480                 26,010
    Other income                                                                           2,418                  1,368
    Securitization distributions                                                          49,060                 14,230
    Changes in working capital                                                            22,608                  3,574
                                                                                 ---------------           ------------
                                                                                         171,116                 76,318
                                                                                 ---------------           ------------
Cash expenses
    Operating expenses                                                                   (62,217)               (48,313)
    Interest expense                                                                     (27,256)               (14,276)
    Income taxes                                                                         (21,168)               (12,541)
                                                                                 ---------------           ------------
                                                                                        (110,641)               (75,130)
                                                                                 ---------------           ------------

Operating cash flow                                                                       60,475                  1,188

Undistributed securitization cash flow                                                    26,498                 33,609
Restricted cash deposits                                                                 (36,000)               (27,000)
                                                                                 ---------------           ------------
    Net cash flow                                                                      $  50,973               $  7,797
                                                                                 ===============       ================
Total Cash Flow Generated by Trusts:

    Undistributed                                                                       $26,498              $33,609
    Distributed                                                                          49,060               14,230
                                                                                 --------------      ---------------

    Total                                                                               $75,558              $47,839
                                                                                 ==============      ===============

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                                       6

Other Financial Data
(Unaudited, Dollars in Thousands)

                                                                                             Three Months Ended
                                                                                                September 30,
                                                                                -------------------------------------------
                                                                                      2000                      1999
                                                                                --------------------    -------------------
Auto lending operations
     Auto loan originations                                                            $1,406,753                $1,031,837
     Auto loans sold                                                                    1,199,998                   899,998
     Gain on sale of auto loans                                                            61,586                    47,417
     Gain on sale of auto loans                                                               5.1%                      5.3%
     (% of loans sold)

     Average owned receivables                                                         $  800,684                $  460,748
     Average serviced receivables                                                       6,238,610                 3,953,034
                                                                                -----------------        ------------------
     Average managed receivables                                                       $7,039,294                $4,413,782
                                                                                =================        ==================


                                                                                             Three Months Ended
                                                                                                September 30,
                                                                                -------------------------------------------
                                                                                             2000                      1999
                                                                                -----------------        ------------------

Auto lending operations
   Net charge-offs
     Owned                                                                             $    2,835                $    1,658
     Serviced                                                                              62,712                    46,552
                                                                                -----------------        ------------------
                                                                                       $   65,547                $   48,210
                                                                                =================        ==================

   Net charge-offs as a percentage
     of average managed
     receivables outstanding                                                                  3.7%                      4.3%
                                                                                =================        ==================




                                                              September 30, 2000
                                     ---------------------------------------------------------------------

Auto loan portfolio                     Owned                    Serviced                    Total Managed
                                     -----------                ----------                   -------------
  Principal                          $1,084,646                 $6,363,907                   $  7,448,553
  Allowance for losses                  (30,994)                  (623,743)                      (654,737)
                                     ----------                 ----------                   ------------
                                     $1,053,652                 $5,740,164                   $  6,793,816
                                     ==========                 ==========                   ============
                                            2.9%                       9.8%                           8.8%
                                     ==========                ===========                   ============


                                    September 30,                 June 30,                    September 30,
                                       2000                         2000                         2000
                                   ------------                -----------                   ------------
Auto loan delinquency (%)
     31 - 60 days                           7.3%                        6.7%                          7.8%
     ] 60 days                              2.4%                        2.3%                          2.3%
                                     ----------                 ----------                   ------------


                                            9.7%                       9.0%                          10.1%
     Repossessions                          0.8%                       0.6%                           0.8%
                                     ----------                 ----------                   ------------

                                           10.5%                       9.6%                          10.9%
                                     ==========                 ==========                   ============

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                                       7

Pro Forma "Portfolio-Based" Earnings  Data /1/
(Unaudited, Dollars in Thousands)

                                                                                           Three Months Ended
                                                                                             September 30,
                                                                           -----------------------------------------------------
                                                                                    2000                          1999

Finance charge, fee and other income                                             $ 355,826                          $218,325
Funding costs                                                                     (142,397)                          (78,172)
                                                                           ---------------                  ----------------
     Net margin                                                                    213,429                            140,153

Operating expenses                                                                 (67,294)                          (53,678)
Credit losses                                                                      (65,547)                          (48,210)
                                                                           ---------------                  ----------------

Pre-tax "portfolio-based' income                                                    80,588                            38,265
Income taxes                                                                       (31,026)                          (14,732)
                                                                           ---------------                  ----------------

     Net "portfolio-based" income                                                $  49,562                          $ 23,533
                                                                           ===============                  ================
     Diluted "portfolio-based" earnings per share                                $    0.59                          $   0.33
                                                                           ===============                  ================

Pro Forma Return on Managed Assets1
(Auto Business, Unaudited)


                                                                                           Three Months Ended
                                                                                             September 30,
                                                                           -----------------------------------------------------
                                                                                    2000                          1999

Finance charge, fee and other income                                                  20.0%                        19.4%
Funding costs                                                                         (8.0)                        (7.0)
                                                                             -------------              ---------------
                 Net margin                                                           12.0                         12.4

Credit losses                                                                         (3.7)                        (4.3)
                                                                             -------------              ---------------

        Risk adjusted margin                                                           8.3                          8.1

Operating expenses                                                                    (3.8)                        (4.6)
                                                                             -------------              ---------------

Pre-tax return on managed assets                                                       4.5                          3.5

Income taxes                                                                          (1.7)                        (1.4)
                                                                             -------------              ---------------
        Return on managed assets                                                       2.8%                         2.1%
                                                                             =============              ===============

1 The pro forma "portfolio-based" earnings data and return on managed assets present the Company's operating results under the assumption that securitization transactions are financings and no gain on sale or servicing fee income is recognized. Instead, finance charge income and fees as well as interest and other costs are recognized over the life of the securitized receivables as accrued. Credit losses are recorded as incurred. While this data does not purport to present the Company's operating results in accordance with generally accepted accounting principles, the Company believes such presentation provides another measure for assessing the Company's performance.